Exhibit 10.2


                                                               EXECUTION VERSION













                          REGISTRATION RIGHTS AGREEMENT

                                STI PREPAID, LLC





                            Dated as of March 8, 2007






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                                TABLE OF CONTENTS

                                                                     PAGE

ARTICLE I -    DEFINITIONS.............................................1

      1.1   Definitions................................................1

      1.2   Other Definitional and Interpretive Matters................3

ARTICLE II -   REGISTRATION RIGHTS.....................................4

      2.1   Demand Registration........................................4

      2.2   Piggyback Registrations....................................7

      2.3   Holdback Agreement.........................................8

      2.4   Registration Procedures....................................8

      2.5   Suspension of Dispositions................................10

      2.6   Registration Expenses.....................................11

      2.7   Indemnification...........................................11

ARTICLE III -  MISCELLANEOUS..........................................14

      3.1   Notices...................................................14

      3.2   Governing Law.............................................15

      3.3   Jurisdiction..............................................15

      3.4   Successors and Assigns....................................15

      3.5   Duplicate Originals.......................................15

      3.6   Severability..............................................16

      3.7   No Waivers; Amendments....................................16

      3.8   Negotiated Agreement......................................16



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                          REGISTRATION RIGHTS AGREEMENT

      This REGISTRATION RIGHTS AGREEMENT (this "Agreement") dated March 8, 2007, is among STi Prepaid, LLC, a Delaware limited liability company (including its successors, the "Company"), and ST Finance, LLC, a Delaware limited liability company ("ST Finance").

                                    RECITALS

      WHEREAS, the Company and ST Finance are parties to the Amended and Restated Limited Liability Company Agreement of the Company, dated March 8, 2007, by and among the Company and the other parties named therein (the "LLC Agreement");

      WHEREAS, the Company and ST Finance are parties to the Asset Purchase and Contribution Agreement, dated January 23, 2007 by and among the Company and the other parties named therein (the "Purchase Agreement");

      WHEREAS, in accordance with the Purchase Agreement and the LLC Agreement, among other things, ST Finance will receive Units (as defined below) in accordance with Schedule I of the LLC Agreement; and

      WHEREAS, in order to induce ST Finance to enter into the LLC Agreement, the parties desire to grant to ST Finance and the other Holders (as defined herein) certain rights as provided herein.

      NOW, THEREFORE, in consideration of the premises, mutual covenants and agreements hereinafter contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                            ARTICLE I - DEFINITIONS

      1.1 Definitions. For purposes of this Agreement, the following terms shall have the meanings specified in this Section 1.1.

            "Affiliate" means, with respect to any Person, any Person who, directly or indirectly, controls, is controlled by or is under common control with any Person.

            "Business Day" means a day other than a Saturday, Sunday or other day on which commercial banks are authorized or required to close under the laws of the United States or the State of New York.




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            "Common Stock Equivalents" means, without duplication with common stock of the Company, any rights, warrants, options, convertible securities or indebtedness, exchangeable securities or indebtedness, or other rights, exercisable for or convertible or exchangeable into, directly or indirectly, common stock of the Company and securities convertible or exchangeable into common stock of the Company, whether at the time of issuance or upon the passage of time or the occurrence of any future event.

            "Company" shall have the meaning set forth in the introductory paragraph hereof.

            "Demand Registration" shall have the meaning set forth in Section 2.1(a) hereof.

            "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar successor federal statute, and the rules and regulations promulgated by the SEC thereunder, all as the same shall be in effect at the time.

            "Excluded Registration" means a registration under the Securities Act of (i) securities pursuant to the Demand Registration pursuant to Section 2.1(a) hereof, (ii) securities registered on Form S-8 or any similar successor form and (iii) securities registered as consideration to effect the acquisition of or combination with another Person.

            "Holder" means ST Finance or any transferee of Registrable Securities owned by ST Finance permitted pursuant to the LLC Operating Agreement that has agreed in writing to be bound by the terms of this Agreement, so long as ST or his Affiliates, directly or indirectly, owns an interest in the Company.

            "Material Adverse Effect" shall have the meaning provided in Section 2.2(b) hereof.

            "Person" or "person" means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or other agency or political subdivision thereof.

            "Register," "Registered" and "Registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

            "Registrable Securities" means (i) the Units or common stock of the Company or an Affiliate thereof, issued as a replacement of or in exchange for the Units, and (ii) any other equity securities issued or issuable with respect to any such Units or shares of common stock by way of a dividend or split or in connection with a combination of Units or shares of common stock of the Company


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or an affiliate thereof, recapitalization, merger, consolidation or other reorganization or otherwise (including securities into which the Units may be converted, exchanged or replaced) which the holders thereof are entitled to receive; provided, however, that Registrable Securities shall not include any shares (i) the sale of which has been registered pursuant to the Securities Act and which shares have been sold pursuant to such registration or (ii) which have been sold pursuant to Rule 144 of the SEC under the Securities Act.

            "Registration Expenses" shall have the meaning provided in Section
2.6 hereof.

            "Requesting Holders" shall have the meaning set forth in Section 2.1(f) hereof.

            "Required Filing Date" shall have the meaning provided in Section 2.1(b) hereof.

            "SEC" means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

            "Securities Act" means the Securities Act of 1933, as amended, or any similar successor federal statute, and the rules and regulations promulgated by the SEC thereunder, all as the same shall be in effect at the time.

            "Seller Affiliates" shall have the meaning provided in Section 2.7(a) hereof.

            "ST" means Samer Tawfik.

            "Subsidiary" means any entity with respect to which a specified Person (or a Subsidiary thereof) owns or has the power to vote 50% or more of the equity interests in such entity, having general voting power to participate in the election of the governing body of such entity.

            "Suspension Notice" shall have the meaning provided in Section 2.5 hereof.

            "Units" shall have the meaning provided in the LLC Agreement.


      1.2 Other Definitional and Interpretive Matters. Unless otherwise expressly provided or the context otherwise requires, for purposes of this Agreement the following rules of interpretation apply.

            (a) When calculating the period of time before which, within which or following which any act is to be done or step taken pursuant to this Agreement, the date that is the reference date in calculating such period is


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excluded. If the last day of such period is a non-Business Day, the period in question ends on the next succeeding Business Day.

            (b)   Any reference in this Agreement to $ means U.S. dollars.

            (c) The Exhibits and Schedules to this Agreement are hereby incorporated and made a part hereof as if set forth in full in this Agreement and are an integral part of this Agreement. Any capitalized terms used in any Schedule or Exhibit but not otherwise defined therein are defined as set forth in this Agreement.

            (d) Any reference in this Agreement to gender includes all genders, and words in the singular also include the plural and words in the plural include the singular.

            (e) The provision of a Table of Contents, the division of this Agreement into Articles, Sections and other subdivisions and the insertion of headings are for convenience of reference only and do not affect, and should not be utilized in, the construction or interpretation of this Agreement.

            (f) All references in this Agreement to any "Article," "Section," "Schedule" or "Exhibit" are to the corresponding Article, Section, Schedule or Exhibit of this Agreement.

            (g) The words "herein," "hereinafter," "hereof," and "hereunder" refer to this Agreement as a whole and not merely to a subdivision in which such words appear unless the context otherwise requires.

            (h) The word "including" or any variation thereof means "including, but not limited to," and does not limit any general statement that it follows to the specific or similar items or matters immediately following it.

                        ARTICLE II - REGISTRATION RIGHTS

      2.1   Demand Registration.

            (a) At any time after the later of the fifth anniversary of the date hereof (the "Permitted Transfer Date") and the date that the Company satisfies the requirements that would permit the registration and sale of the Registrable Securities pursuant to Form S-3 (or any equivalent short-form registration statement or successor form to Form S-3 (a "Form S-3")), ST may request, in writing (a "Demand Request"), that the Company effect the registration on Form S-3 under the Securities Act of all of the Holders' Registrable Securities (a "Demand Registration"). No more than one Demand Request may be given (unless withdrawn in accordance with the terms of this Agreement).


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            (b)   The Company shall file the Demand Registration within 75 days after receiving the Demand Request (the "Required Filing Date") and shall use its commercially reasonable efforts to cause the same to be declared effective by the SEC as promptly as practicable after such filing; provided, that such Demand Request may be made 75 days prior to the anticipated date that the Company will become Form S-3 eligible.

            (c) A registration will not count as a Demand Registration until it has been declared effective by the SEC (unless the Requesting Holders withdraw all their Registrable Securities and the Company has performed its obligations hereunder in all material respects, in which case such demand will count as a Demand Registration unless the Requesting Holders pay all Registration Expenses (other than Internal Expenses) in connection with such withdrawn registration); provided, however, that if, after it has become effective, an offering of Registrable Securities pursuant to a registration is interfered with by any stop order, injunction or other order or requirement of the SEC or other governmental agency or court, such registration will be deemed not to have been effected and will not count as a Demand Registration.

            (d)   No Person may participate in any registration pursuant to
Section 2.1(a) unless such Person completes and executes all questionnaires in customary form for like transactions and like persons, powers of attorney (solely relating to any signatures on the filings that may be required under Form S-3), and other documents reasonably required in connection with the filing of, and the sale of securities pursuant to, the Form S-3; provided, however, that no such Person shall be required to make any representations or warranties in connection with any such registration other than representations and warranties as to (A) such Person's ownership of his or its Registrable Securities to be transferred free and clear of all liens, claims and encumbrances, (B) such Person's power and authority to effect such transfer and
(C) such matters pertaining to compliance with securities laws as may be reasonably requested in connection with the filing of, and the sale of securities pursuant to the Form S-3.

            (e) (i) After the initial public offering of its securities registered under the Securities Act, the Company shall use its commercially reasonable efforts to qualify and remain qualified to register Registrable Securities by Holders pursuant to a Form S-3 under the Securities Act.

      (ii) Notwithstanding anything contained herein to the contrary, the Company shall have no obligation hereunder to file a registration statement other than a Form S-3, at any time that the Company fails to satisfy the eligibility requirements that would permit the registration and sale of the Registrable Securities pursuant to Form S-3.

            (f) The Company shall give prompt written notice to each Holder of Registrable Securities (which notice shall be given not less than 30 days prior to the effective date of the Demand Registration), which notice shall offer each


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such Holder the opportunity to include its or his Registrable Securities in the
Demand Registration. Each Holder who desires to have its or his Registrable Securities included in the Demand Registration shall so advise the Company in writing (stating the number of shares desired to be registered) within 20 days after the date of such notice from the Company (ST together with such Holders, the "Requesting Holders").

            (g) Notwithstanding anything to the contrary contained herein, no request may be made under Section 2.1(a) or Section 2.2(a)within 180 days (or such shorter time period as the underwriter shall agree following the good faith request by the Company to reduce the period to 90 days) after the effective date of a registration statement filed by the Company covering a public offering in which ST Finance or any other Holder shall have been entitled to join pursuant to Section 2.2 and in which there shall have been effectively registered all Registrable Securities as to which registration shall have been requested.

            (h) For no more than 120 days from the Required Filing Date in any 12 month period, the Company may defer (1) the filing of a Form S-3 required by
Section 2.1(a) or any amendment thereto, (2) the furnishing of any supplement to a prospectus supplement to a prospectus included in a registration statement pursuant to Section 2.4(c) hereof, (3) any other filing with the SEC or (4) effectiveness of such registration statement or other filing with the SEC (clauses (1), (2), (3) and (4) individually and collectively being referred to as a "Deferral") if (i) at the time the Company receives the Demand Request, the Company or any of its Subsidiaries are engaged in confidential negotiations or other confidential business activities or otherwise in possession of material confidential information, disclosure of which would be required in such registration statement (but would not be required if such registration statement were not filed), and the Board of Directors of the Company determines in good faith that such disclosure is not in the best interests of the Company and its stockholders, (ii) the Board of Directors of the Company determines in good faith that effecting such registration at such time would have a material adverse effect upon a proposed sale of all (or substantially all) or the assets of the Company or a merger, reorganization, recapitalization or similar transaction or (iii) the Board of Directors had determined to effect a registered underwritten public offering of the Company's securities for the Company's account and the Company had taken substantial steps (including, but not limited to, selecting a managing underwriter for such offering) and is proceeding with reasonable diligence to effect such offering (provided, in the case of this clause (iii), that the Holders shall continue to have their rights under Section 2.2). A Deferral pursuant to this Section 2.1(h) shall be lifted, and the appropriate document shall be filed, furnished or caused to be declared effective, as the case may be, by the later of (x) 30 days or (y) the Required Filing Date, if, in the case of a Deferral pursuant to clauses (i), (ii) or
(iii) of the preceding sentence, the negotiations or other activities are disclosed, terminated or abandoned or following the 120th day. In order to defer the filing of a registration statement pursuant to this Section 2.1(h), the Company shall promptly (but in any event within ten days), upon determining to


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seek such deferral, deliver to each Requesting Holder a certificate signed by an executive officer of the Company stating that the Company is deferring such filing pursuant to this Section 2.1(h) and a general statement of the reason for such deferral and an approximation of the anticipated delay. Within 20 days after receiving such certificate, the holders of a majority of the Registrable Securities held by the Requesting Holders and for which registration was previously requested may withdraw such Demand Request by giving notice to the Company; if withdrawn, the Demand Request shall be deemed not to have been made for all purposes of this Agreement.

      2.2   Piggyback Registrations.

            (a) At any time after the Permitted Transfer Date, each time the Company proposes to register any of its equity securities (other than pursuant to an Excluded Registration) under the Securities Act for sale to the public (whether for the account of the Company or the account of any securityholder of the Company) and the form of registration statement to be used permits the registration of Registrable Securities, the Company shall give prompt written notice to each Holder of Registrable Securities (which notice shall be given not less than 30 days prior to the effective date of the Company's registration statement), which notice shall offer each such Holder the opportunity, either with or without all other holders of Registrable Securities in the Company's sole discretion, to include each Holder's pro rata share of all Registrable Securities in such registration statement, subject to the limitations contained in Section 2.2(b) hereof. Each Holder who desires to have its or his Registrable Securities included in such registration statement shall so advise the Company in writing (stating the number of shares desired to be registered) within 20 days after the date of such notice from the Company. Any Holder shall have the right to withdraw such Holder's request for inclusion of such Holder's Registrable Securities in any registration statement pursuant to this Section 2.2(a) by giving written notice to the Company of such withdrawal. Subject to
Section 2.2(b) below, the Company shall include in such registration statement all such Registrable Securities so requested to be included therein; provided, however, that the Company may at any time withdraw or cease proceeding with any such registration if it shall at the same time withdraw or cease proceeding with the registration of all other equity securities originally proposed to be registered.

            (b) If the managing underwriter, if any, advises the Company that the inclusion of Registrable Securities requested to be included in the registration statement referred to in Section 2.2(a) would materially and adversely affect the price or success of the offering described in such registration statement (a "Material Adverse Effect"), the Company will be obligated to include in such registration statement, as to each Requesting Holder, only a portion of the shares such Holder has requested be registered equal to the product of: (i) the ratio which such Holder's requested shares bears to the total number of shares requested to be included in such registration statement by all Persons (including Requesting Holders) who have requested (pursuant to contractual registration rights) that their shares be


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included in such registration statement; and (ii) the maximum number of
Registrable Securities that the managing underwriter advises may be sold in an offering covered by the registration statement without a Material Adverse Effect. If as a result of the provisions of this Section 2.2(b) any Holder shall not be entitled to include all Registrable Securities in a registration that such Holder has requested to be so included, such Holder may withdraw such Holder's request to include Registrable Securities in such registration statement. No Person may participate in any registration statement hereunder unless such Person (i) agrees to sell such person's Registrable Securities on the basis provided in any underwriting arrangements approved by the Company and
(ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents, each in customary form, reasonably required under the terms of such underwriting arrangements; provided, however, that no such Person shall be required to make any representations or warranties in connection with any such registration other than representations and warranties as to (A) such Person's ownership of his or its Registrable Securities to be sold or transferred free and clear of all liens, claims and encumbrances, (B) such Person's power and authority to effect such transfer and
(C) such matters pertaining to compliance with securities laws as may be reasonably requested; provided, further, however, that the obligation of such Person to indemnify pursuant to any such underwriting arrangements shall be several, not joint and several, among such Persons selling Registrable Securities, and the liability of each such Person will be in proportion to, and provided, further, that such liability will be limited, to the net amount received by such Person from the sale of his or its Registrable Securities pursuant to such registration.

      2.3   Holdback Agreement. In connection with an offering described in
Section 2.2 that is pursuant to an underwriting agreement, unless the managing underwriter otherwise agrees, each of the Company and the Holders agrees not to effect any public sale or private offer or distribution of any Registrable Securities or Common Stock Equivalents during the ten Business Days prior to the effectiveness under the Securities Act of any underwritten registration (provided that each Holder receives written notice of the estimated effective date) and during such time period after the effectiveness under the Securities Act of any underwritten registration (except, if applicable, as part of such underwritten registration) as the Company and the managing underwriter may agree, provided that such post-registration time period shall not exceed 180 days (or such shorter time period as such managing underwriter shall agree following the good faith request by the Company to reduce the period to 90 days) as it applies to the Holders. Any discretionary waiver or termination of the requirements under the foregoing provisions made by the managing underwriter, if such waiver relates to less than all of the Holders' Registrable Securities, shall apply to each seller of Registrable Securities on a pro rata basis in accordance with the number of Registrable Securities held by each seller.

      2.4 Registration Procedures. After the Permitted Transfer Date, whenever any Holder has requested that any Registrable Securities be registered pursuant


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to this Agreement, the Company will use its commercially reasonable efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company will as expeditiously as possible:

            (a) prepare and file with the SEC such amendments, post-effective amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective pursuant to Rule 415 at all times until the earlier of (i) the date on which the Holders may immediately sell all of the Registrable Securities without volume limitation restrictions pursuant to Rule 144(k) of the 1933 Act or (ii) the date on which the Holders shall have sold all the Registrable Securities (the "Registration Period");

            (b) furnish to each seller of Registrable Securities and the underwriters, if any, of the securities being registered such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus), any documents incorporated by reference therein and such other documents as such seller or underwriters may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller or the sale of such securities by such underwriters (it being understood that, subject to Section 2.5 and the requirements of the Securities Act and applicable state securities laws, the Company consents to the use of the prospectus and any amendment or supplement thereto by each seller and the underwriters in connection with the offering and sale of the Registrable Securities covered by the registration statement of which such prospectus, amendment or supplement is a part);

            (c) promptly notify each seller and each underwriter, if any, and, if requested by any such Person, confirm such notice in writing (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed and, with respect to a registration statement or any post-effective amendment, when the same has become effective and (ii) of the happening of any event which makes any statement made in a registration statement or related prospectus untrue or which requires the making of any changes in such registration statement, prospectus or documents so that they will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and subject to the provisions of Section 2.1(h) hereof, promptly prepare and file with the SEC and furnish a supplement or amendment to such prospectus so that, as thereafter deliverable to the purchasers of such Registrable Securities, such prospectus will not contain any untrue statement of a material fact or omit a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;



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            (d)   make generally available to the Company's securityholders an earnings statement satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any comparable successor provisions) no later than 30 days after the close of the periods covered thereby;

            (e) advise each seller of such Registrable Securities, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the SEC suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for such purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal at the earliest possible moment if such stop order should be issued;

            (f) to the extent applicable, register or qualify the Registrable Securities covered by such registration statement under such other securities or state blue sky laws of such jurisdictions as ST shall request, and do any and all other acts and things which may be necessary under such securities or blue sky laws to enable the Holders to consummate the public sale or other disposition in such jurisdictions of the securities owned by such Holders, except that the Company shall not for any such purpose be required to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified;

            (g) within a reasonable time before each filing of the registration statement or prospectus or amendments or supplements thereto with the Commission, furnish to one counsel selected by ST copies of such documents proposed to be filed;

            (h) if requested by ST or ST's counsel, in writing prior to the filing of a prospectus supplement or post effective amendment, incorporate into such supplement or amendment such information regarding such person's ownership of Registrable Securities as such Person reasonably requests to be included therein, and promptly make all required filings of such prospectus supplement or post effective amendment;

            (i) cause the securities covered by such registration statement to be listed on the securities exchange or quoted on the quotation system on which the class of Registrable Securities is then listed or quoted, if any.

      2.5 Suspension of Dispositions. Each Holder agrees by acquisition of any Registrable Securities that, upon receipt of any notice (a "Suspension Notice") from the Company of the happening of any event of the kind described in Section 2.4(c)(ii), Section 2.1(h)(i), (ii) or (iii) (provided, that with respect to the happening of an event in Section 2.1(h)(iii), the Holder shall not be required to discontinue disposition for a one year period after the effective date of the Demand Registration) such Holder will forthwith discontinue disposition of Registrable Securities until such Holder's receipt of the copies of the supplemented or amended prospectus referred to in Section 2.4(c), or until it is advised in writing by the Company that the use of the prospectus may be resumed,


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and has received copies of any additional or supplemental filings which are incorporated by reference in the prospectus, and, if so directed by the Company, such Holder will deliver to the Company all copies, other than permanent file copies then in such Holder's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

      2.6 Registration Expenses. All expenses incident to the Company's performance of or compliance with this Article II including, without limitation, all (i) registration and filing fees and printing expenses (ii) the Company's internal expenses (including without limitation all salaries and expenses of its officers and employees performing legal or accounting duties) (collectively, "Internal Expenses") and (iii) fees and expenses of counsel for the Company and its independent certified public accountants (all such expenses being herein called "Registration Expenses") will be borne by the Company whether or not any registration statement becomes effective; provided, however, that in no event shall Registration Expenses include any underwriting discounts, commissions or fees attributable to the sale of the Registrable Securities by the Holders or any counsel, accountants or other persons retained or employed by the Holders.

      2.7   Indemnification.

            (a) The Company agrees to indemnify and reimburse, to the fullest extent permitted by law, each Holder and ST, and each of their respective employees, advisors, agents, representatives, partners, officers, and directors and each Person who controls any Holder (within the meaning of the Securities Act or the Exchange Act) and any agent or investment advisor thereof (collectively, the "Seller Affiliates") against any and all losses, claims, damages, liabilities and expenses, joint or several (collectively, "Claims") (including, without limitation, reasonable attorneys' fees and disbursements except as limited by Section 2.7(c)) based upon, arising out of, related to or resulting from any untrue or alleged untrue statement of a material fact contained in any preliminary prospectus, to the extent used prior to the effective date of the registration statement or the final prospectus or any amendment thereof or supplement thereto filed with the SEC, or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading; except insofar as any such statements are made in reliance upon and in strict conformity with information furnished in writing to the Company by such seller or any Seller Affiliate for use therein or arise from such seller's or any Seller Affiliate's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such seller or Seller Affiliate with a sufficient number of copies of the same.

            (b) In connection with any registration statement in which a Holder is participating, each such Holder will furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the fullest extent permitted by law, each such Holder will indemnify the Company and its directors and officers and each Person who controls the Company (within the


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meaning of the Securities Act or the Exchange Act) against any and all losses, claims, damages, liabilities and expenses (including, without limitation, reasonable attorneys' fees and disbursements except as limited by Section 2.7(c)) resulting from any untrue statement or alleged untrue statement of a material fact contained in the registration statement, prospectus or any preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission is contained in any information or affidavit so furnished in writing by such seller or any of its Seller Affiliates specifically for inclusion in the registration statement; provided that the obligation to indemnify will be several, not joint and several, among such sellers of Registrable Securities, and the liability of each such seller of Registrable Securities will be in proportion to, and, provided, further, that such liability will be limited to, the net amount received by such seller from the sale of Registrable Securities pursuant to such registration statement; provided, however, that such seller of Registrable Securities shall not be liable in any such case to the extent that prior to the filing of any such registration statement or prospectus or amendment thereof or supplement thereto, such seller has furnished in writing to the Company information expressly for use in such registration statement or prospectus or any amendment thereof or supplement thereto which corrected or made not misleading information previously furnished to the Company.

            (c) Any Person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give such notice shall not limit the rights of such Person except to the extent that the indemnifying party is actually prejudiced by the failure to give notice) and
(ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided, however, that any Person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such Person unless
(A) the indemnifying party has agreed to pay such fees or expenses, (B) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to the indemnified party or (C) if in the reasonable opinion of counsel retained by the indemnified party, the representation by such counsel of the indemnifying party and the indemnified party would be inappropriate due to actual or reasonably anticipated differing interests between the indemnified party and the indemnifying party in such proceedings. If such defense is not assumed by the indemnifying party as permitted hereunder, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld or delayed). If such defense is assumed by the indemnifying party pursuant to the provisions hereof, such indemnifying party shall not settle or otherwise compromise the applicable claim unless (i) such settlement or compromise contains a full and unconditional


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



release of the indemnified party, (ii) such settlement or compromise does not contain a statement as to or an admission of fault, culpability or a failure to act by or on behalf of an Indemnified Person or (iii) the indemnified party otherwise consents in writing. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, which counsel shall be selected by ST, in the event he, any Holder or any Seller Affiliate are the indemnified parties, and by the Company, in the event the Company is the indemnified party.

            (d) Each party hereto agrees that, if for any reason the indemnification provisions contemplated by Section 2.7(a) or Section 2.7(b) are unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities or expenses (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such Claims in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party in connection with the actions which resulted in the losses, claims, damages, liabilities or expenses as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 2.7(d) were determined by pro rata allocation (even if the Holders or any underwriters or all of them were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 2.7(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or expenses (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or, except as provided in Section 2.7(d), defending any such action or claim. Notwithstanding the provisions of this
Section 2.7(d), no Holder shall be required to contribute an amount greater than the dollar amount by which the net proceeds received by such Holder with respect to the sale of any Registrable Securities exceeds the amount of damages which such Holder has otherwise been required to pay by reason of any and all untrue or alleged untrue statements of material fact or omissions or alleged omissions of material fact made in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto related to such sale of Registrable Securities. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Holders' obligations in this Section 2.7(d) to contribute shall be several in proportion to the amount of Registrable Securities registered by them and not joint.

      If indemnification is available under this Section 2.7, the indemnifying parties shall indemnify each indemnified party to the full extent provided in
Section 2.7(d) without regard to the relative fault of said indemnifying party or indemnified party or any other equitable consideration provided for in this
Section 2.7(d) subject, in the case of the Holders, to the limited dollar amounts set forth in Section 2.7(d).

            (e) The indemnification and contribution provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and will survive the transfer of securities.

                          ARTICLE III - MISCELLANEOUS

      3.1 Notices. Any notices or other communications required or permitted hereunder shall be in writing, and shall be sufficiently given if made by hand delivery, by telex, by telecopier or registered or certified mail, postage prepaid, addressed as follows (or at such other address as may be substituted by notice given as herein provided):

      If to the Company:

            STi Prepaid, LLC
            c/o Leucadia national Corporation
            315 Park Avenue South
            New York, New York  10010
            Attention:  President

      With copies to (which shall not constitute notice):

            Weil, Gotshal & Manges LLP
            767 Fifth Avenue
            New York, New York 10153
            Attention: Andrea A. Bernstein

      If to any Holder, at its address listed on the signature pages hereof.

      Any notice or communication hereunder shall be deemed to have been given or made as of the date so delivered if personally delivered; when answered back, if telexed; when receipt is acknowledged, if telecopied; and five calendar days after mailing if sent by registered or certified mail (except that a notice of change of address shall not be deemed to have been given until actually received by the addressee).

      Failure to transmit a notice or communication to a Holder or any defect in it shall not affect its sufficiency with respect to other Holders. If a notice or communication is given or made in the manner provided above, it is duly given, whether or not the addressee receives it.

      3.2 Governing Law. THIS AGREEMENT, THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT, AND ANY CLAIM OR CONTROVERSY DIRECTLY OR INDIRECTLY BASED UPON OR ARISING OUT OF THIS AGREEMENT (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY), INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, SHALL IN ALL RESPECTS BE GOVERNED BY AND INTERPRETED, CONSTRUED AND DETERMINED EXCLUSIVELY IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW THAT WOULD REQUIRE THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION.

      3.3 Jurisdiction. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE COMPANY AND THE HOLDER EACH HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS AND APPELLATE COURTS FROM ANY THEREOF. EACH OF THE COMPANY AND THE HOLDER HEREBY IRREVOCABLY CONSENT TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF TO THE COMPANY OR THE HOLDER, AS THE CASE MAY BE, BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO SUCH PARTY AT ITS ADDRESS SPECIFIED IN SECTION 3.1. THE PARTIES HERETO HEREBY IRREVOCABLY WAIVE ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS.

      3.4 Successors and Assigns. Except as otherwise expressly provided herein, this Agreement shall be binding upon and benefit the Company, each Holder and their respective successors and assigns.

      3.5 Duplicate Originals. All parties may sign any number of copies of this Agreement. Each signed copy shall be an original, but all of them together shall represent the same agreement.

      3.6 Severability. In case any provision in this Agreement shall be held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and the remaining provisions shall not in any way be affected or impaired thereby.

      3.7   No Waivers; Amendments.

            (a) No failure or delay on the part of the Company or any Holder in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to the Company or any Holder at law or in equity or otherwise.

            (b) Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the Company and ST.

      3.8 Negotiated Agreement. This Agreement was negotiated by the parties with the benefit of legal representation, and any rule of construction or interpretation otherwise requiring this Agreement to be construed or interpreted against any party shall not apply to the construction or interpretation hereof.

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the date first written above.

                                    STI PREPAID, LLC



                                    By:
                                        --------------------------------
                                    Name:   Joseph A. Orlando
                                    Title:  President




















       SIGNATURE PAGE 1 OF 2 TO THE REGISTRATION RIGHTS AGREEMENT

                                    ST FINANCE, LLC



                                    By:
                                        --------------------------------
                                    Name:   Samer Tawfik
                                    Title:  Managing Member

                                    Address:
                                    23 Shorewood Drive
                                    Port Washington, NY  11050
                                    Attention:  Samer Tawfik

                                    Copy to:
                                    Herrick, Feinstein LLP
                                    2 Park Avenue
                                    New York, New York 10016
                                    Attention: Stephen M. Rathkopf
                                               John R. Goldman
                                    Facsimile: (212) 592-1500


















       SIGNATURE PAGE 2 OF 2 TO THE REGISTRATION RIGHTS AGREEMENT



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